1 Gabelli & Company 21 st Annual Pump, Valve and Motor Symposium February 17, 2011 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements the Company makes regarding general economic conditions, spending by municipalities, the outlook for the residential and non-residential construction markets, improvements related to capacity utilization, the recovery, if any, of the Company’s end markets, and the potential effect of the refinancing on the Company’s operations, and the impact of these factors on the Company’s businesses. Forward-looking statements are based on certain assumptions and assessments made by the
Company in light of its experience and perception of historical trends, current conditions and expected future developments.  Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
•
the spending level for water and wastewater infrastructure;
•
the demand level of manufacturing and construction activity;
•
the Company’s ability to service its debt obligations; and
•
the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our
Annual Report on Form 10-K.
Undue reliance should not be placed on any forward-looking statements. The Company does not have any intention or obligation to update forward-looking statements, except as required by law.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
The Company presents adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures.  Adjusted income
(loss) from operations represents income (loss) from operations excluding impairment and restructuring.
Adjusted EBITDA represents income (loss) from operations excluding impairment, restructuring, depreciation and amortization. The Company presents adjusted EBITDA because it is a measure of performance management and believes it is frequently used by securities analysts, investors and interested parties in the evaluation of financial performance.  Adjusted net income (loss) and adjusted net income (loss) per share exclude impairment, restructuring, loss on early extinguishment of debt, certain costs to settle interest rate swap contracts, the tax on the repatriation of earnings from Canada and the income tax effects of the previously mentioned items.  These items are excluded because they are not considered indicative of recurring operations.  Free cash flow represents cash flows from operating activities, less capital expenditures. It is presented as a measurement of cash flow because it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents.  Net debt is commonly used by the investment community as a measure of indebtedness.  Adjusted income (loss) from operations, adjusted
EBITDA, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt have limitations as analytical tools, and investors should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP").
A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Leading North American provider of water
infrastructure and flow control products
and services
Investment Highlights
Leading brands in water infrastructure
Leveraging brands to expand smart water
infrastructure offering for diagnostic and data
management
Low-cost manufacturing processes
Increasing investment needed in water
infrastructure industry
One of the largest installed bases in the U.S.

Mueller Water Products

Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential construction* 5%

Mueller Co.

US PIPE

ANVIL INTERNATIONAL

Our Business
• $1.3B LTM net sales (as of December 31, 2010)
• Portfolio includes:
• Fire hydrants
• Valves
• Pipe fittings
• Ductile iron pipe
• Metering systems
• Leak detection
• Specified in 100 largest U.S. metropolitan markets (1)
• More than 75% of FY2010 net sales from products
with #1 or #2 position
The largest publicly traded water infrastructure company in the United States
FY2010 Primary End Markets
(2)
Net Sales $1.3B
(1) Valves or hydrants
(2) Based on management estimates
* Residential construction systems driven primarily by new community development

Mueller Water Products

Mueller Co.

US PIPE

ANVIL INTERNATIONAL

Ductile Iron
Pipe
Restrained Pipe
Joint
  Joint Restraints        Joint Fittings
Broad Product Portfolio
$609
$74
$49
$123
SEGMENT NET SALES
PRODUCT
PORTFOLIO
ADJUSTED OPERATING
INCOME (LOSS)
(1)
$373
($51)
$19
($32)
$330
$25
$15
$40
Iron Gate
Valves
Butterfly, Ball
and Plug Valves
Fittings &
Couplings
Cast Iron
Fittings
Hangers &
Supports
Metering
Systems
Pipe Nipples
Hydrants
DEPRECIATION AND
AMORTIZATION
(2)
Est. 1857 Est. 1899 Est. 1999 (1850)
HISTORICAL ROOTS
ADJUSTED EBITDA
(1) (2)
($ in millions)
Note: All statistics are actuals for LTM ended December 31, 2010
(1) Segment operating income (loss) excludes corporate expenses of $34.2mm. Mueller Co. excludes $0.4mm of restructuring.  U.S. Pipe excludes $13.1mm of restructuring.  Anvil excludes $1.1mm of restructuring.
(2) Segment depreciation and amortization excludes corporate depreciation of $0.6mm.

Mueller Water Products

Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Fire Protection Hydrant and Valve
Corporation Valve
Curb Valve
Leak Detection
Metering Systems
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pipe Condition Assessment
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

Complete Water Transmission Solutions
Mueller Water Products
manufactures and
markets products and
services that are used in
the transmission,
distribution and
monitoring of safe, clean
drinking water and in
water treatment
facilities.

Mueller Water Products

Water Infrastructure Landscape*

	FIRE HYDRANTS	GATE VALVES	BUTTERFLY AND BALL VALVES	BRASS WATER PRODUCTS	DUCTILE IRON PIPE
Mueller Water Products Position	#1 ●	#1 ●	#1 ●	#2 ●	#1 ●
ACIPCO	●	●			●
A.Y. McDonald				●	
DeZURIK			●		
Ford Meter Box				●	
Griffin Pipe					●
McWane	●	●	●		●

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

8

Strategy And Objectives
Capitalize on the large,
attractive and growing
water infrastructure
markets worldwide
Maintain leadership positions with
customers and end users
Broaden breadth and depth of
products and services
Continue to enhance operational
and organizational excellence
Expand internationally

10 Our End Markets

Mueller Water Products

FY 2006
Net Sales: $1.9B
Repair and replacement of municipal water distribution and treatment systems 30%
Non-residential construction 30%
Residential construction* 40%

FY 2010
Net Sales: $1.3B
Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential construction* 5%

Source: Management estimates
*Residential construction is driven primarily by new community development

11 Primary End Markets: 2006-2010 Since 2006, our exposure to the residential construction market has declined from roughly 40% to 5%.

Mueller Water Products

Historical Housing Starts (1991 - December 2010)
Seasonally Adjusted Annualized
Units (thousands)
2,400
2,150
1,900
1,650
1,400
1,150
900
650
400
1991 - 2010 Average
1,431
Bottom of prior down
cycle (798)
April 2009 - Lowest starts (477)
since Census Bureau began
keeping records in 1959
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

12 Historical Housing Starts

Mueller Water Products

Non-Residential Construction Actual / Forecast

Exhibit 13: Zelman & Associates Forecast for Non-Res Construction Put-in-Place

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector

Source: Census Bureau, Zelman & Associates analysis

Architecture Billings Index Trends

AIA Architecture Billings Index
(Diffusion index, national billings, seasonally adjusted)
65
60
55
50
45
40
35
30
1999
2001
2003
2005
2007
2009

Source: IHS Global Insight

Data as of January 19, 2011

We continue to see signs that the non-residential market has stabilized

13 Non-Residential Construction

11 A Significant Market Opportunity

Mueller Water Products

Drinking Water¹
1988
B-²
1998
D
2001
D
2005
D-
2009
D-
¹American Society of Civil Engineers
²National Council on Public Works Improvements

Aging Water Infrastructure
“America’s drinking water systems
face an annual shortfall of at
least $11 billion to replace aging
facilities that are near the end of
their useful lives and to comply
with existing and future federal
water regulations. This does not
account for growth in the demand
for drinking water over the next
20 years.”
2009 Report Card for America’s Infrastructure
American Society of Civil Engineers (ASCE)

Storage,
$36.9B
Source,
$19.8B
Treatment,
$75.1B
Other, $2.3B
Transmission
and
Distribution,
$200.8B
Area in which
Mueller Water
Products operates

Source: (1) EPA 2007 Drinking Water Needs Survey and Assessment
(2) Global Water Intelligence Water Technology Markets 2010
(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis
(4) Government Accountability Office 2004 report on water infrastructure

The Market Opportunity Is Significant And Growing
Repair and Replacement Market
• Aging water pipes need to be repaired/
replaced
• Valves and hydrants typically replaced at
same time as pipes
• Up to 15% - 30% of treated potable water lost
in leaky pipes
(2)
• Emphasis on improving operational
efficiencies
Funding and Spending
• 90% funded at local level
(3)
• 29% of water systems charge less than cost
(4)
Future Drinking Water
Infrastructure Expenditure Needs
(1)
20-YR Need for
Water Infrastructure = $335B

Mueller Water Products

2.0%
1.5%
1.0%
0.5%
0.0%
Percentage of Inventory
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Percentage of Replacement Need
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Average life of 100 year and 75 year old pipe is converging, contributing to accelerating need for pipe replacement.

(1) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002

17 Aging Water Infrastructure

Increasing Federal Awareness of Funding Needs
• At least 40 cities under consent decrees
— Atlanta $4.0B
— Washington, D.C. $2.6B
— Baltimore City and county $1.7B
— Kansas City $2.5B
— Cincinnati $1.5B
• 1974/1996 Safe Drinking Water Act
• 2011 proposed federal budget
— $1.3B for Drinking Water State
Revolving Funding (SRF)
Stronger EPA regulations should lead to increased investment
“New Jersey can maintain
a viable economy with a
sound environment only if
it ensures that its water
supply, wastewater and
stormwater infrastructure
is effectively maintained in
a manner that produces
the lowest life-cycle cost.”
The Clean Water Council of
New Jersey - October 2010

Long-term trends in consumer prices (CPI) for utilities [1913-2008]
Water and sewer
Local phone
Natural gas
ALL ITEMS (CPI)
Electricity
Telephone services (1997=100)

Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities.
The index is set to 100 for 1982-1984 except for telephone services, where the index is set to 100 for 1997.

Rate Increases 10%
Other 15%
Bonds 9%
Loans 16%
Grants 3%
Operational Savings 47%

From 2007-2009, average annual residential water rates increased about 10%[3]

Sources:

(1) Bureau of Labor Statistics

(2) AWWA State of the Industry Report 2010

(3) Black & Veatch 2009/2010 50 Largest Cities Water/Wastewater Rate Survey for residential 7,500 gallons

19 Funding Water Infrastructure Repair Sources of Funding Water Infrastructure Repair (2) Historical Water Rates Compared to Other Utilities (1)

11 Actions & Business Results

Management Actions/Initiatives
Objectives Actions
Reduce costs and improve
operating leverage
•Closed six plants since FY2006
•Sold two non-core assets of Anvil
•Reduced headcount by about 24% from September 30, 2008 to December 31,
2010 from approximately 6,300 to approximately 4,800
•Took actions to lower labor costs
•Implemented Lean Six Sigma and other manufacturing improvements (continuous improvement)
•Invested in new automated ductile iron pipe operation to lower costs
•Consolidated distribution centers and smaller manufacturing facilities at Anvil
Manage working capital and
capital expenditures to generate
free cash flow
•Capital spending decreased from FY2007/FY2008 levels
•FY2009 capital spending of $39.7 million; FY2010 capital spending of $32.8 million
•Reduced inventory by $116.6 million in FY2009; $74.4 million reduction in FY2010
•Reduced debt by $403 million from September 30, 2008 through December 31, 2010
•Inventory turns have improved about a full turn at the end of December 2010 from
December 2009
Leverage Mueller brands to
pursue strategic growth
opportunities
•Acquired and invested in AMI technology
•Acquired leak detection and pipe condition assessment business
•Established first AMI wireless mesh agreement for water industry
•Entered into advanced metering agreement with Landis+Gyr for electric meters

Mueller Water Products

($ in millions)
Mueller Co. (a)
US PIPE (b)
ANVIL INTERNATIONAL Building Connections That Last (c)
NET SALES
$509 $536 $618 $664 $804 $756 $718 $547 $613
$492 $465 $551 $598 $595 $537 $546 $411 $378
$393 $387 $431 $485 $535 $556 $595 $470 $347
2002 2003 2004 2005 2006 2007 2008 2009 2010
ADJUSTED EBITDA & ADJ. EBITDA MARGIN
25.7% 25.9% 27.1% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3%
$131 $139 $167 $190 $248 $207 $179 $101 $131
8.8% 3.3% 4.4% 7.0% 9.3% 10.7% 4.3% (4.9%) (9.0%)
$44 $16 $26 $42 $56 $57 $24 ($20) ($34)
12.3% 9.7% 10.8% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0%
$48 $38 $47 $62 $73 $81 $94 $61 $38
2002 2003 2004 2005 2006 2007 2008 2009 2010

a) Fiscal year ends as of September 30th. Reflects inventory step-up costs of $53.1 million in 2006; restructuring charges of $2.0 million in 2009; goodwill impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010

b) Financial results for 2002, 2003 and 2004 are calendar year while subsequent years are fiscal years ending September 30th. Excludes $6.5 million of litigation settlement expenses in 2003; environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively. U.S. Pipe Chattanooga closing costs of $49.9 million in 2006; restructuring charges of $18.3 million in 2008 and goodwill impairment charges of $59.5 million and restructuring charges of $41.6 million in 2009; restructuring charges of $12.5 million in 2010

c) Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010

22 History of Strong Financial Performance (see appendices for GAAP reconciliation)

Consolidated Non-GAAP Results
$ in millions (except per share amounts) 2011 2010
Net sales $287.6 $313.1
Adj. income (loss) from operations ($2.4) $0.7
Adj. operating income (loss) % of net sales (0.8%) 0.2%
Adj. net loss per share ($0.06) ($0.07)
Adj. EBITDA $17.7 $21.5
Adj. EBITDA % of net sales 6.2% 6.9%
First Quarter Fiscal
•
Financial results at both U.S. Pipe and Anvil improved year-over-year
•
Mueller Co. shipment volumes declined due to higher distributor inventory levels coming into the quarter as well as uncertainty in the municipal market
•
Plant closure, manufacturing and other cost savings benefitted U.S. Pipe
•
Higher sales prices benefitted all three business segments; offset increased raw material costs
FY 1Q11 results exclude restructuring $1.9 million, $1.2 million net of tax; and interest rate swap costs of $1.9 million, $1.2 million net of tax.
FY 1Q10 results exclude restructuring $0.4 million, $0.2 million net of tax.

Debt Maturity
($ in millions)

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$0
$0
$0
$0
$49
$226
$0
$420
$0
$0
$225
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

Refinancing Highlights
• Recapitalization provides a long-term capital
structure
• Extended maturities with no significant required
principal payments before 2015
• Locked in long-term capital at attractive rates
• Preserved deleveraging capability
• Expect greater operational flexibility
• Eliminated financial maintenance covenants with
excess availability at the greater of $34 million or
12.5% of facility amount
• More than $123 million of excess availability at
December 31, 2010
• Reduced limitations on business operations
including acquisitions, investments, restricted
payments and divestitures
New structure:
• $420 million 7.375% Senior Subordinated Notes due
2017
• $225 million 8.75 % Senior Unsecured Notes due
2020
• $275 million ABL Revolver Credit Facility due 2015

Key Financial Metrics
$37
$115
$94
$91
$30
$0
$20
$40
$60
$80
$100
$120
$140
FY2006 FY2007* FY2008 FY2009** FY2010***
Free Cash Flow
($ in millions)
$1,549
$1,127
$1,101 $1,096
$740
$692
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Mar-2006 FY2006 FY2007* FY2008 FY2009 FY2010
Total Debt
($ in millions)
$71
$88 $88
$40
$33
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
FY2006 FY2007 FY2008 FY2009 FY2010
Capital Expenditures
($ in millions)
* FY2007 results exclude $48.1 million of debt restructuring activities
** FY2009 results include $6.3 million of cash used to settle certain interest rate swap contracts.
*** FY2010 results include $18.3 million of cash used to settle certain interest rate swap contracts.
$73 million free cash flow average over last five years Debt has declined $857 million from 2006

Mueller Water Products

Water industry has fundamentally strong long-term dynamics

- Driven by new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong competitive position

- Leading brand positions with large installed base
- Leading municipal specification positions
- Comprehensive distribution network
- Low-cost manufacturing operations

Operating leverage when volumes improve

- Recovery of residential market
- Increased municipal spending
- Operating excellence initiatives

Leveraging strengths in the evolving market

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop smart water infrastructure solutions
- Strategic acquisitions/partnerships

26 Why Invest in MWA?

7 Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended December 31, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 129.8 $        74.4 $          83.4 $          - $               287.6 $
Gross profit (loss) 29.2 $          (2.4) $           22.4 $          0.4 $            49.6 $
Selling, general and administrative expenses 20.4             7.0                15.9             8.7                52.0
Restructuring 0.4                0.9                0.6                -                  1.9
Income (loss) from operations 8.4 $            (10.3) $         5.9 $            (8.3) $           (4.3)
Interest expense, net 15.9
Income tax benefit (8.1)
Net loss (12.1) $
Net loss per diluted share (0.08) $
Capital expenditures 3.2 $            1.4 $            1.4 $            0.4 $            6.4 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 8.4 $            (10.3) $         5.9 $            (8.3) $           (4.3) $
Impairment -                  -                  -                  -                  -
Restructuring 0.4                0.9                0.6                -                  1.9
Adjusted income (loss) from operations 8.8                (9.4)              6.5                (8.3)              (2.4)
Depreciation and amortization 11.7             4.5                3.7                0.2                20.1
Adjusted EBITDA 20.5 $          (4.9) $           10.2 $          (8.1) $           17.7 $
Adjusted net loss:
Net loss (12.1) $
Interest rate swap settlement costs, net of tax 1.2
Restructuring, net of tax 1.2
Adjusted net loss (9.7) $
Adjusted net loss per diluted share (0.06) $
Free cash flow:
Net cash provided by operating activities 5.2 $
Capital expenditures (6.4)
Free cash flow (1.2) $
Net debt (end of period):
Current portion of long-term debt 0.8 $
Long-term debt 691.7
Total debt 692.5
Less cash and cash equivalents (71.9)
Net debt 620.6 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended December 31, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 133.3 $        79.7 $          100.1 $        - $               313.1 $
Gross profit (loss) 36.9 $          (4.0) $           23.0 $          - $               55.9 $
Selling, general and administrative expenses 20.9             7.9                18.5             7.9                55.2
Restructuring 0.1                0.3                -                  -                  0.4
Income (loss) from operations 15.9 $          (12.2) $         4.5 $            (7.9) $           0.3
Interest expense, net 16.8
Income tax benefit (5.8)
Net loss (10.7) $
Net loss per diluted share (0.07) $
Capital expenditures 3.7 $            4.0 $            1.0 $            - $               8.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 15.9 $          (12.2) $         4.5 $            (7.9) $           0.3 $
Restructuring 0.1                0.3                -                  -                  0.4
Adjusted income (loss) from operations 16.0             (11.9)            4.5                (7.9)               0.7
Depreciation and amortization 12.4             4.4                3.9                0.1                20.8
Adjusted EBITDA 28.4 $          (7.5) $           8.4 $            (7.8) $           21.5 $
Adjusted net loss:
Net loss (10.7) $
Restructuring, net of tax 0.2
Adjusted net loss (10.5) $
Adjusted net loss per diluted share (0.07) $
Free cash flow:
Net cash provided by operating activities 60.1 $
Capital expenditures (8.7)
Free cash flow 51.4 $
Net debt (end of period):
Current portion of long-term debt 11.7 $
Long-term debt 725.7
Total debt 737.4
Less cash and cash equivalents (124.0)
Net debt 613.4 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Year ended September 30, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 612.8 $        377.8 $        346.9 $        - $               1,337.5 $
Gross profit (loss) 170.3 $        (22.7) $         88.8 $          - $               236.4 $
Selling, general and administrative expenses 89.2             30.5             66.2             33.4             219.3
Restructuring 0.1                12.5             0.5                -                  13.1
Income (loss) from operations 81.0 $          (65.7) $         22.1 $          (33.4) $         4.0
Interest expense, net 68.0
Loss on early extinguishment of debt 4.6
Income tax benefit (23.4)
Net loss (45.2) $
Net loss per diluted share (0.29) $
Capital expenditures 15.6 $          11.0 $          6.0 $            0.2 $            32.8 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 81.0 $          (65.7) $         22.1 $          (33.4) $         4.0 $
Restructuring 0.1                12.5             0.5                -                  13.1
Adjusted income (loss) from operations 81.1             (53.2)            22.6             (33.4)            17.1
Depreciation and amortization 49.7             18.9             15.4             0.6                84.6
Adjusted EBITDA 130.8 $        (34.3) $         38.0 $          (32.8) $         101.7 $
Adjusted net loss:
Net loss (45.2) $
Restructuring, net of tax 7.9
Interest rate swap settlement costs, net of tax 4.8
Loss on early extinguishment of debt, net of tax 2.8
Tax on repatriation on Canadian earnings 2.2
Adjusted net loss (27.5) $
Adjusted net loss per diluted share (0.18) $
Free cash flow:
Net cash provided by operating activities 63.0 $
Capital expenditures (32.8)
Free cash flow 30.2 $
Net debt (end of period):
Current portion of long-term debt 0.7 $
Long-term debt 691.5
Total debt 692.2
Less cash and cash equivalents (83.7)
Net debt 608.5 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Year ended September 30, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 547.1 $        410.9 $        469.9 $        - $               1,427.9 $
Gross profit (loss) 134.3 $        (5.7) $           128.2 $        0.1 $            256.9 $
Selling, general and administrative expenses 84.2             35.6             84.9             34.4             239.1
Impairment and restructuring 820.7           101.1           96.7             0.2                1,018.7
Loss from operations (770.6) $       (142.4) $       (53.4) $         (34.5) $         (1,000.9)
Interest expense, net 78.3
Loss on early extinguishment of debt 3.8
Income tax benefit (86.3)
Net loss (996.7) $
Net loss per diluted share (8.55) $
Capital expenditures 16.2 $          11.2 $          11.9 $          0.4 $            39.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Loss from operations (770.6) $       (142.4) $       (53.4) $         (34.5) $         (1,000.9) $
Impairment and restructuring 820.7           101.1           96.7             0.2                1,018.7
Adjusted income (loss) from operations 50.1             (41.3)            43.3             (34.3)            17.8
Depreciation and amortization 50.9             21.1             17.6             0.6                90.2
Adjusted EBITDA 101.0 $        (20.2) $         60.9 $          (33.7) $         108.0 $
Adjusted net loss
Net loss (996.7) $
Impairment and restructuring, net of tax 954.9
Interest rate swap settlement costs, net of  tax 3.8
Loss on early extinguishment of debt, net of tax 2.3
Adjusted net loss (35.7) $
Adjusted net loss per diluted share (0.31) $
Free cash flow:
Net cash provided by operating activities 130.5 $
Capital expenditures (39.7)
Free cash flow 90.8 $
Net debt (end of period):
Current portion of long-term debt 11.7 $
Long-term debt 728.5
Total debt 740.2
Less cash and cash equivalents (61.5)
Net debt 678.7 $

12 Questions